UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 24, 2011
ASPEN INSURANCE HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
Maxwell Roberts Building
1 Church Street
Hamilton HM 11
Bermuda
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (441) 295-8201
Not Applicable
(Former name or former address, if changed since last report)
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1
EX-99.2
EX-99.3

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition
               On October 27, 2011, Aspen Insurance Holdings Limited issued a press release announcing results for the quarter and nine months ended September 30, 2011, which has been attached as Exhibit 99.1. In addition, a copy of the Aspen Insurance Holdings Limited Earnings Release Supplement for the quarter and nine months ended September 30, 2011 is attached hereto as Exhibit 99.2.
Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
               On October 24, 2011, the Compensation Committee of Aspen Insurance Holdings Limited approved amendments to Julian Cusack’s employment contracts to reflect his relocation to the United Kingdom (the “UK”). As a result of Mr. Cusack’s relocation, his current Bermuda employment contract will be terminated, while his current UK contract will remain in full force and effect subject to two principal changes. A provision from his current Bermuda contract in respect of payments for relocation expenses will be reflected in his amended UK contract and the contract will be revised to remove the mandatory retirement age of 65 years to reflect UK legislation. Such amended UK contract will be filed in the Company’s next Form 10-Q.
Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure
               On October 27, 2011, Aspen Insurance Holdings Limited issued a press release announcing results for the quarter and nine months ended September 30, 2011, which has been attached as Exhibit 99.1. In addition, a copy of the Aspen Insurance Holdings Limited Earnings Release Supplement for the quarter and nine months ended September 30, 2011 is attached hereto as Exhibit 99.2.
               Also, attached as Exhibit 99.3, is a slide presentation to be used for reference during the earnings call to be held on October 28, 2011.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d)	The following exhibits are furnished under Items 7.01 and 2.02 as part of this report:
99.1	Press Release of the Registrant, dated October 27, 2011.

99.2	Earnings Release Supplement for the quarter and nine months ended September 30, 2011.

99.3	Third Quarter 2011 Earnings Conference Call Slide Presentation, to be held on October 28, 2011.
               The information furnished under Item 7.01 “Regulation FD Disclosure” and Item 2.02 “Results of Operations and Financial Condition” shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED (Registrant)

Dated: October 27, 2011	By:	/s/ Richard Houghton

	Name:	Richard Houghton
	Title:	Chief Financial Officer

3